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                                                                      EXHIBIT 10


                                                                    May 14, 1997

Board of Trustees
SIFE Trust Fund
100 North Wiget Lane
Walnut Creek,  CA  94598

    Re:  Post-Effective Amendments Nos. 42 & 21 to
         Registration Statement on Form N-1A
         SIFE Trust Fund/SEC File No. 2-17277
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Ladies and Gentlemen:

I am the duly appointed and acting General Counsel of SIFE Trust Fund. (the "Trust Fund"), and have acted as such in connection with the preparation of a post-effective amendment to the registration statement on Form N-1A (the "Post-Effective Amendment"), relating to (A) 12,512,503.84 Class A-I shares (worth $68,443,396) and (B) 94,069.29 Class A-II shares (worth $514,559), such shares representing fractional units of beneficial interest in the respective classes of the Trust Fund (collectively the "Shares"). The Post-Effective Amendment has been filed by the Trust Fund with the Securities and Exchange Commission under the relevant provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended. In my capacity as counsel and for the purposes of this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents and corporate records as I have deemed appropriate for the giving of this opinion.

Based upon the foregoing, it is my opinion that:

    1.   The Shares being registered have been duly authorized; and

    2. The Shares to be offered by the Trust Fund will be, when and if issued, sold and paid for as contemplated by the Post-Effective Amendment, legally issued, fully paid and non-assessable.

I am a member of the bar of the State of California, and my opinion is limited to the laws of that state and the federal laws of the United States of America. Neither this opinion nor any extract herefrom or reference hereto shall be published or delivered to any other person or relied upon for any other purpose without my express written consent, which consent is expressly given for purposes of the Post-Effective Amendment.

                                  Very truly yours,


                                ROBERT LINDERMAN/s/
                                -------------------
                                  Robert Linderman
                                   General Counsel